UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14C INFORMATION

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American Beacon Funds

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AMERICAN BEACON FEAC FLOATING RATE INCOME FUND

A Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

INFORMATION STATEMENT

March 23, 2023

This document is an Information Statement for the shareholders of the American Beacon FEAC Floating Rate Income Fund (prior to December 31, 2022, the American Beacon Sound Point Floating Rate Income Fund) (“Fund”). On December 14, 2022, following a recommendation by American Beacon Advisors, Inc. (“Manager”), the Board of Trustees (“Trustees” or “Board”) of the American Beacon Funds (“Trust”) approved the appointment of First Eagle Alternative Credit, LLC (“FEAC” or the “Sub-Advisor”) as the sub-advisor to the Fund. Prior to December 31, 2022, Sound Point Capital Management, LP (“Sound Point”) served as the sub-advisor to the Fund. Effective after the close of business on December 30, 2022, the Sound Point Agreement (defined below) was terminated, and Sound Point ceased to serve as the sub-advisor to the Fund. On December 31, 2022, FEAC commenced managing the Fund’s assets, and the Fund’s name was changed from the American Beacon Sound Point Floating Rate Income Fund to the American Beacon FEAC Floating Rate Income Fund. Following the appointment of FEAC, the aggregate management and investment advisory fee rate payable by the Fund to the Manager and the Sub-Advisor is lower.

This Information Statement is being furnished by the Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (“SEC Order”). Pursuant to the SEC Order, the Manager and the Trust, on behalf of the Fund, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders.

The purpose of this Information Statement is to provide you with information about FEAC. This Information Statement also discusses the terms of the investment advisory agreement among the Trust, on behalf of the Fund, the Manager and FEAC, effective December 31, 2022 (the “Agreement”). This information is being provided to the Fund’s shareholders of record as of February 28, 2023. No action is required of you. We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

INTRODUCTION

The Manager is located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Manager serves as the Fund’s investment manager and administrator. In this capacity, the Manager, among other things, develops the Fund’s overall investment strategies, selects and changes sub-advisors to the Fund, allocates assets among sub-advisors, monitors and evaluates the sub-advisor’s investment performance, and monitors the sub-advisor’s compliance with the Fund’s investment objective, policies and restrictions.

The number and dollar value of the issued and outstanding shares of the Fund as of February 28, 2023 are set forth in Appendix A. Please see Appendix B for a listing of shareholders deemed to own beneficially more than 5% of the shares of any class of the Fund as of February 28, 2023. As of that date, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

You may obtain a copy of the Fund’s most recent Annual Shareholder Report and Semi-Annual Shareholder Report, free of charge, by writing to American Beacon Funds at P.O. Box 219643, Kansas City, MO 64121-9643, by calling 1-800-658-5811, or by visiting www.americanbeaconfunds.com, or you may request a copy from your financial intermediary.

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APPOINTMENT OF FIRST EAGLE ALTERNATIVE CREDIT, LLC

At its December 14, 2022 meeting, the Board considered the approval of the Agreement among the Manager, the Trust, on behalf of the Fund, and FEAC.

Prior to the December 14, 2022 meeting, information was provided to the Board by the Sub-Advisor in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Agreement. The Investment Committee of the Board also met with representatives of the Sub-Advisor.

Provided below is an overview of the primary factors the Board considered at its December 14, 2022 meeting at which the Board considered the approval of the Agreement. In determining whether to approve the Agreement, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services to be provided; (2) the prior investment performance of a composite of similar accounts managed by the Sub-Advisor (the “Composite”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Fund with the prior sub-advisor, and contracts entered into by the Sub-Advisor with other clients; and (6) any other benefits anticipated to be derived by the Sub-Advisor from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Sub-Advisor. The Board considered information regarding the Sub-Advisor’s principal business activities and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered the Sub-Advisor’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of the Sub-Advisor. The Board considered the Sub-Advisor’s representation that its current and projected staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Sub-Advisor were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of the Sub-Advisor. The Board evaluated the information provided by the Sub-Advisor regarding the performance of the Composite relative to the performance of the Fund’s benchmark index. The Board considered representations made by the Sub-Advisor regarding the relative performance of the Composite for various periods ended October 31, 2022.

Comparisons of the Amounts to Be Paid Under the Agreement with Those Under Contracts Between the Fund and the Prior Sub-Advisor, and the Sub-Advisor and Its Other Clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by the Sub-Advisor on behalf of the Fund, and considered that, at all asset levels, the advisory fee rate was equal to or less than the advisory fee rate paid by the Fund to the prior sub-advisor. The Board considered that the Sub-Advisor’s investment advisory fee rate under the Agreement would be paid to the Sub-Advisor by the Fund. The Board considered the Sub-Advisor’s representation that the advisory fee rate proposed for the Fund is favorable compared to other client accounts that the Sub-Advisor manages to maintain daily liquidity. After evaluating this information, the Board concluded that the Sub-Advisor’s advisory fee rate under the Agreement was reasonable in light of the services to be provided to the Fund.

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Costs of the Services to Be Provided and Profits to Be Realized by the Sub-Advisor and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by the Sub-Advisor from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered the Sub-Advisor’s representation that it believes that the proposed advisory fee rate for the Fund reflects potential economies of scale for the benefit of the Fund’s investors.

Benefits to Be Derived by the Sub-Advisor from Its Relationship with the Fund. The Board considered the Sub-Advisor’s representation that it does not expect to benefit from any indirect “fall-out” benefits by virtue of its relationship with the Fund.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Sub-Advisor, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Agreement is in the best interests of the Fund and approved the Agreement.

DESCRIPTION OF THE FEAC INVESTMENT ADVISORY AGREEMENT AND

COMPARISON TO THE SOUND POINT AGREEMENT

The Agreement among FEAC, the Trust, on behalf of the Fund, and the Manager, effective December 31, 2022, will continue in effect for an initial term of two years. After the initial two-year term, the Agreement will continue in effect only if it is approved annually in conformity with the requirements of the 1940 Act (and any related rules, regulations, orders, exemptions and interpretations thereunder) (i.e., by the Board or by the vote of the shareholders of a majority of the outstanding shares of the Fund, and also, in either event, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party).

Under the Agreement, FEAC manages the Fund’s assets, which are allocated solely to FEAC by the Manager. The Manager may change the amount of assets allocated to FEAC at any time. FEAC has discretion, pursuant to the Agreement, to purchase and sell securities in accordance with the Fund’s objectives, policies and limitations, and the more specific investment guidelines or restrictions provided by the Manager. The Manager will make investment decisions with respect to the assets that FEAC determines should be invested in short-term money market instruments. FEAC is subject to general supervision by the Board and officers of the Fund and the Manager.

The advisory fee paid to FEAC under the Agreement is lower at all asset levels than the advisory fee rate paid to Sound Point under an investment advisory agreement among Sound Point, the Trust, on behalf of the Fund, and the Manager (“Sound Point Agreement”). Accordingly, the effective advisory fee rate that the Fund pays to FEAC under the Agreement is lower than the effective advisory fee rate that the Fund paid to Sound Point under the Sound Point Agreement. Had FEAC served as the Sub-Advisor to the Fund under the Agreement throughout the fiscal year ended August 31, 2022, the aggregate investment advisory fee rate paid to the sub-advisor of 0.35% of the Fund’s average daily net assets and aggregate fees of $2,267,730 paid to the Fund’s sub-advisor would have decreased to 0.30% and $1,943,562, respectively. This 0.05%, or $324,168, decrease in the aggregate investment advisory fee rate represents 14.29% of the aggregate investment advisory fee paid by the Fund for the fiscal year ended August 31, 2022.

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The Agreement does not protect FEAC against any liability to which it might be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and/or duties under the Agreement (“Disqualifying Conduct”). The Agreement will automatically and immediately terminate upon its assignment and may be terminated without penalty at any time by the Manager, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on not less than thirty days’ nor more than sixty days’ written notice to FEAC. FEAC may also terminate the Agreement without penalty upon sixty days’ written notice to the Fund. Additionally, the Agreement may be terminated (1) upon written notice by one party to another of a material breach of the Agreement by the other party, unless it is cured within 30 days; and (2) by the Manager immediately upon written notice to FEAC if FEAC gives notices of any financial condition that is likely to impair its ability to fulfill its commitments under the Agreement, or if FEAC otherwise becomes unable to discharge its duties and obligations (“Additional Termination Provisions”).

The terms of the Agreement are substantially similar to the terms of the Sound Point Agreement, other than the identity of the sub-advisor, the investment advisory fee rate and the effective date. However, the Agreement incorporates certain different and additional provisions enumerating FEAC’s responsibilities, including as set forth below:

•	Sub-Advisor Liability. Neither the Agreement nor the Sound Point Agreement protect the applicable sub-advisor against liability for Disqualifying Conduct. However, the Agreement extends FEAC’s liability to include claims occurring in connection with any untrue statement or omission of a material fact in the Fund’s registration statement, filings, and sales materials if it was made in reliance on information provided by FEAC. Additionally, the Sound Point Agreement required the sub-advisor to indemnify the Manager, rather than the Trust and its shareholders, for any losses attributable to Disqualifying Conduct, while the Agreement requires FEAC to indemnify the Manager, the Trust and its shareholders for such losses. Nevertheless, the management agreement among the Trust, on behalf of the Fund, and the Manager provides that the Manager shall be liable to the Fund in connection with any loss resulting from the Manager’s Disqualifying Conduct.
•	Most Favored Nations Clause. The Agreement and the Sound Point Agreement each include a most favored nations clause, which ensures that the Fund will receive the lowest fee offered by the sub-advisor to comparable accounts. The Agreement provides that: (1) the blended fee rate charged to the Fund will not exceed the blended fee rate charged to another open-end management investment company registered under the 1940 Act and managed by FEAC with (a) daily liquidity, (b) similar investment objectives, (c) similar servicing requirements, and (d) of the same or smaller size (including other accounts managed for the same client) (provisions (a) through (d) are, collectively, the “MFN Criteria”); and (2) the actual annual dollar fee paid by another client of the same or larger size for whom FEAC serves as the investment advisor for an open-end management investment company registered under the 1940 Act satisfying the MFN Criteria will not be less than the annual dollar fee paid by the Fund. The Sound Point Agreement included similar clauses; however, the criteria for the identification of comparable accounts and determination whether a fee rate is more favorable differ.
•	Termination. The Sound Point Agreement did not include the Additional Termination Provisions described above.
•	Affiliate Company Resources. The Agreement makes explicit that FEAC may seek assistance from and rely upon investment advisory resources available to it through its affiliates, provided the Manager has provided prior written consent, the arrangement is subject to a written agreement, and FEAC does not pay a fee based on the assets of the Fund to any person providing research or investment advice to FEAC without the written consent of the Manager. The Fund shall not be responsible for any additional fees or expenses from FEAC’s use of such services.
•	Compliance Requirements. Certain provisions of the Agreement with respect to compliance and testing matters were not included in the Sound Point Agreement. Specifically, among other things, the Agreement explicitly requires FEAC to maintain, and test, its disaster recovery, business continuity and cybersecurity programs, as well as to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
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•	Notification Requirements. Certain provisions of the Agreement were not included in the Sound Point Agreement. Specifically, among other things, the Agreement requires that FEAC promptly notify the Manager of: (1) any information security breach or acquisition of non-public Fund or shareholder information; (2) any financial condition that is reasonably or foreseeably likely to impair its ability to fulfill its commitments under the Agreement or disqualify it under Section 9(a) of the 1940 Act; and (3) criminal, or certain civil, compliance and administrative, actions.
•	Portfolio Transactions. Certain provisions of the Agreement were not included in the Sound Point Agreement. In particular, the Agreement explicitly clarifies the circumstances under which FEAC may aggregate the Fund’s securities orders with orders from other FEAC client accounts in order to obtain best execution or lower brokerage commissions, and the circumstances under which it may purchase or sell a particular security for one or more of its clients, including the Fund, in different amounts.

INFORMATION ABOUT FEAC

FEAC, located at 500 Boylston St., Suite 1250, Boston, MA 02116, a Delaware limited liability company, was founded in 2009 under the name THL Credit Advisors LLC. FEAC (then, THL Credit Advisors LLC) was acquired by First Eagle Investment Management, LLC (“FEIM”) in January 2020. FEAC is wholly owned by FEIM. FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Corsair is wholly owned by Corsair Capital, L.P. Corsair Capital Group, Ltd. is the general partner of Corsair Capital, L.P., and Mr. D.T. Ignacio Jayanti is the majority shareholder of Corsair Capital Group, Ltd. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings through BCP CC Holdings. FEAC is a registered investment advisor. As of December 31, 2022, FEAC had approximately $21.3 billion in assets under management.

The following table provides the name and principal occupation of the principal executive officers and directors of FEAC. The address of each of the principal executive officers and directors as it relates to that person’s position with FEAC is 500 Boylston St., Suite 1250, Boston, MA 02116.

Name	Principal Occupation*
Christopher J. Flynn	President
Sabrina Rusnak-Carlson	General Counsel & Secretary
James R. Fellows	Chief Investment Officer
Mehdi A. Mahmud	Chief Executive Officer
David P. O’Connor	Head of Legal and Compliance & Chief Legal Officer
Melanie Dow	Chief Administrative Officer
Brian M. Margulies	Head of Finance & Treasurer
Edward J. Giordano	Chief Financial Officer
Telmo R. Martins	Chief Compliance Officer
Robert Hickey	Senior Managing Director
Steve Krull	Managing Director
Brian Murphy	Managing Director

*None of the principal executive officers and directors of FEAC listed above have principal employment other than their respective positions with FEAC or positions with FEAC affiliates.

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The following table provides the name and address of all parents of FEAC and the basis of control of each parent by its immediate parent.

Name	Address	Basis of Control	If Partnership, Largest General Partnership Interests	If Corporation, % of Voting Securities Owned by Parent
First Eagle Investment Management, LLC	1345 Avenue of Americas New York, NY 10105	Parent Company	N/A	N/A
First Eagle Holdings, Inc.	1345 Avenue of Americas New York, NY 10105	Ownership in Parent Company	N/A	>50%
BCP CC Holdings L.P.	345 Park Avenue New York, NY 10154	Ownership in First Eagle Holdings, Inc.	BCP CC Holdings GP L.L.C.	N/A
BCP CC Holdings GP L.L.C.	345 Park Avenue New York, NY 10154	General Partner of BCP CC Holdings L.P.	N/A	N/A
Blackstone Capital Partners VI L.P.	345 Park Avenue New York, NY 10154	Indirect Control of BCP CC Holdings GP L.L.C.	Blackstone Management Associates VI LLC	N/A
Corsair IV Financial Services Capital Partners L.P.	717 Fifth Avenue, New York, NY 10022	Indirect Control of BCP CC Holdings GP L.L.C.	Corsair IV Management, L.P.	N/A
Blackstone Inc.	345 Park Avenue New York, NY 10154	Indirect Control of Blackstone Capital Partners VI L.P.	N/A	N/A
Corsair Capital LLC	717 Fifth Avenue, New York, NY 10022	Indirect Control of Corsair IV Financial Services Capital Partners L.P.	N/A	N/A
Corsair Capital, L.P.	717 Fifth Avenue, New York, NY 10022	Ownership in Corsair Capital, LLC	Corsair Capital Group, Ltd.	N/A
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Corsair Capital Group, Ltd.	717 Fifth Avenue, New York, NY 10022	General Partner of Corsair Capital, L.P.	N/A	N/A
Mr. Dharma Teja Ignacio Jayanti	717 Fifth Avenue, New York, NY 10022	Ownership in Corsair Capital Group, Ltd.	N/A	N/A

FEAC does not serve as an investment adviser or sub-advisor to any registered investment company which has investment objective(s) and strategies similar to the investment objective(s) and strategies of the Fund.

INFORMATION ABOUT SOUND POINT

Prior to December 31, 2022, the assets of the Fund were allocated to Sound Point. Effective after the close of business on December 30, 2022, the Sound Point Agreement was terminated in connection with a determination by the Board, upon the recommendation of the Manager, that such termination was in the best interests of the Fund. On December 31, 2022, FEAC commenced managing the Fund’s assets.

Principal Underwriter and Affiliated Brokers

Resolute Investment Distributors, Inc., located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is the Fund’s principal underwriter.

During the fiscal year ended August 31, 2022, the Fund did not pay any brokerage commissions to affiliated brokers.

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AMERICAN BEACON FEAC FLOATING RATE INCOME FUND

A Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

March 23, 2023

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail relating to the American Beacon FEAC Floating Rate Income Fund (prior to December 31, 2022, the American Beacon Sound Point Floating Rate Income Fund) (“Fund”), a series of American Beacon Funds (“Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

On December 14, 2022, following a recommendation by American Beacon Advisors, Inc. (“Manager”) to do so, the Board of Trustees (“Trustees” or “Board”) of the Trust approved the appointment of First Eagle Alternative Credit, LLC (“FEAC” or the “Sub-Advisor”) as the sub-advisor to the Fund. On December 31, 2022, FEAC began managing the Fund’s assets, which had previously been managed by Sound Point Capital Management, LP (“Sound Point”), and Sound Point ceased to serve as the sub-advisor to the Fund. The aggregate management and investment advisory fee rate payable by the Fund to the Manager and the Sub-Advisor is lower.

Additional information about the Manager, FEAC, the investment advisory agreement among FEAC, the Manager, and the Trust, on behalf of the Fund, effective December 31, 2022 (“Agreement”), and the Board’s approval of the Agreement is contained in the Information Statement.

Pursuant to an exemptive order that the Trust has received from the Securities and Exchange Commission, the Manager, and the Trust, on behalf of the Fund, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders. No action is required of you. Therefore, We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Notice of Internet Availability of the Information Statement (“Notice”) is being mailed on or about March 28, 2023  to the Fund’s shareholders of record as of February 28, 2023. The Fund will bear the expenses incurred in connection with preparing and delivering this notification. By sending this Notice, the Fund and the Trust are notifying you that they are making the Information Statement available to you online in lieu of mailing or sending you an email with a copy. You may print and view the full Information Statement and the Fund’s most recent Annual and Semi-Annual Shareholder Reports on the Internet at www.americanbeaconfunds.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. A paper or email copy of the Information Statement and/or the Fund’s most recent Annual and Semi-Annual Shareholder Reports may be obtained, without charge, by contacting the Fund by phone at 1-800-658-5811, on the internet at www.americanbeaconfunds.com or by e-mail at americanbeaconfunds@ambeacon.com. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one by June 30, 2023. If you have any questions about this Notice, please contact your financial advisor (if applicable) or contact the Fund at the phone number provided above.

As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund or their financial intermediary of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy of this Notice, contact your financial intermediary or the Trust by writing to the Trust’s address or calling the telephone number shown above. The Trust will promptly deliver, upon

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request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request to their financial intermediaries or the Trust as indicated.

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APPENDIX A

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND

OUTSTANDING SHARES AND DOLLAR VALUE

(AS OF FEBRUARY 28, 2023)

American Beacon FEAC Floating Rate Income Fund	A Class	C Class	Y Class	R5 Class	Investor Class	SP Class
Outstanding Shares	2,202,512.836	2,012,301.526	20,066,851.442	5,843,964.498	2,763,637.469	5,772.003
Dollar Value	$18,368,957.04	$16,842,963.79	$167,156,872.54	$48,621,784.62	$22,965,827.36	$49,581.51
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APPENDIX B

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND

BENEFICIAL OWNERS OF 5% OR MORE OF SHARES

AS OF FEBRUARY 28, 2023

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - A CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	235,187.572	10.68%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	523,893.701	23.79%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	346,155.148	15.72%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	214,266.682	9.73%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	269,018.536	12.21%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	115,426.587	5.24%
UBS WM USA* OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	283,072.424	12.85%
AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - C CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	380,468.566	18.91%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	170,232.496	8.46%
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MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	339,141.084	16.85%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	411,415.021	20.44%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	462,171.54	22.97%
UBS WM USA* OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	157,611.625	7.83%
AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - Y CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8,990,742.577	44.80%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,158,480.446	5.77%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,926,574.255	9.60%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,187,840.326	10.90%
TD AMERITRADE INC FOR THE* EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,632,733.914	8.14%
UBS WM USA* OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,693,800.028	8.44%
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AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - R5 CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	424,662.842	7.27%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,588,165.585	44.29%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	315,929.863	5.41%
TD AMERITRADE INC FOR THE* EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	340,736.706	5.83%
SEI PRIVATE TRUST COMPANY* C/O FIDUCIARY TRUST INTERNATIONAL 1 FREEDOM VALLEY DR OAKS PA 19456-9989	845,577.015	14.47%
AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - INVESTOR CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	745,821.038	26.99%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	139,950.709	5.06%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,486,458.525	53.79%
TD AMERITRADE INC FOR THE* EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	186,659.804	6.75%
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AMERICAN BEACON FEAC FLOATING RATE INCOME FUND - SP CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,975.779	68.88%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,505.854	26.09%

*Denotes record owner of Fund shares only.

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